DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
E0894292005-2
Document Number
20060748762-92

Date Filed:
11/21/2006 3:50:52 PM
In the office of

Dean Heller
Secretary of State

Certificate of Amendment
(PURSUANT TO NRS 78.380)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

Peopleline, Inc (E0894292005-2)

2. The articles have been amended as follows (provide article numbers, if available):

(Current Name)Article 1: Name: Peopleline, Inc

(Change to)Article 1: Name: Peopleline Telecom, Inc

3. The undersigned declare that they constitute at least two-thirds of the incorporators ☒, or of the board of directors ☐ (check one box only)

4. Effective date of filing (optional): 11/3/06

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

6. Signatures*:

Edward Gallagher
Signature

Thomas McDermott
Signature

* If more than two signatures, attach an 8 1/2 x 11 plain sheet with the additional signatures.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement

November 21, 2006

Job Number	**Corporation Number**	
C20061121-3225	E0894292005-2	
Filing Description	**Document Filing Number**	**Date/Time of Filing**
Amendment	20060748762-92	November 21, 2006 03:50:52 PM

Corporation Name	**Resident Agent**
PEOPLELINE TELECOM, INC	INCORP SERVICES, INC.

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Dean Heller

DEAN HELLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Filing Acknowledgement

December 29, 2005

Job Number
C20051229-3046

Corporation Number
E0894292005-2

Filing Description
Articles of Incorporation

Document Filing Number
20050648912-77

Date/Time of Filing
December 29, 2005 03:38:07 PM

Corporation Name
PEOPLELINE, INC

Resident Agent
INCORP SERVICES, INC.

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Dean Heller

DEAN HELLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

SECRETARY OF STATE

STATE OF NEVADA

CERTIFICATE OF EXISTENCE WITH STATUS IN GOOD STANDING

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, limited-liability companies, limited partnerships, and limited-liability partnerships pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, **POPSTAR COMMUNICATIONS, INC.** as a Corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since **June 19, 1995**, and is in good standing in this state.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Las Vegas, Nevada, on **June 30, 2000.**

Dean Heller

Secretary of State

By

Certification Clerk

STATE OF NEVADA - SECRETARY OF STATE

CERTIFICATE

FILE NUMBER

PERIOD JUNE 2000-2001

10034-1995



ALL FOR OUR COUNTRY

I, Dean Heller, the duly qualified Secretary of State of Nevada do hereby certify that the above corporation after having paid the appropriate annual fee for the filing in this office a list of its officers and directors and designation of resident agent for the above filing period, together with any required penalty and having also filed the aforesaid list as required by Nevada Revised Statutes Section 78.150 – 78.165 and 80.110 -- 80.140, as amended, is hereby authorized to transact and conduct business within this state for the aforesaid period.

THIS CERTIFICATE BECOMES A RECEIPT UPON BEING VALIDATED BY THE OFFICE OF SECRETARY OF STATE

Dean Heller

DEAN HELLER
Secretary of State

FILED # C10034-95

MAY 19 1999

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Certificate of amendment of the Articles of incorporation Of *Cherokee Leather, Inc.*

David L. Christensen and Andrew W. Berney, certify that:

1. The original articles were filed with the office of the Secretary of State on June 19 1995.
2. As of the date of the certificate, 5,800,000 shares of stock of the corporation have been issued.
3. Pursuant to shareholders meeting at which a majority voted in favor of the following amendment, the company hereby adopts the following amendment to the Articles of Incorporation of this Corporation.

First: Name of Corporation
The name of the Corporation is ***POPStar Communications, Inc.***

Andrew W. Berney
Secretary/Director

David L. Christensen
President/Director

State of Nevada
County of Clark

On May 17, 1999, personally appeared before me, a Notary Public, David L. Christensen and Andrew W. Berney, who acknowledged that they executed the above instrument.

Bridget E. Richards
Notary in and for Said State and County

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
BRIDGET E. RICHARDS
No: 98-4999-1
My Appointment Expires Sept. 5, 2000

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Popstar Communications, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

12. The Board of Directors is authorized, upon adoption of a resolution, to increase or decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change, without correspondingly increasing or decreasing the number of authorized shares of the same class or series, regardless of limitations or restrictions on the voting power of the affected class or series.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 31,815,450 shares (64%) *

4. Effective date of filing (optional): (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required):

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

FILED # C10034-95

MAY 1 9 1999

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Certificate of amendment of the Articles of incorporation
Of
Cherokee Leather, Inc.

David L. Christensen and Andrew W. Berney, certify that:

1. The original articles were filed with the office of the Secretary of State on June 19 1995.
2. As of the date of the certificate, 5,800,000 shares of stock of the corporation have been issued.
3. Pursuant to shareholders meeting at which a majority voted in favor of the following amendment, the company hereby adopts the following amendment to the Articles of Incorporation of this Corporation.

First: Name of Corporation
The name of the Corporation is ***POPStar Communications, Inc.***

Andrew W. Berney
Secretary/Director

David L. Christensen
President/Director

State of Nevada
County of Clark

On May 17, 1999, personally appeared before me, a Notary Public, David L. Christensen and Andrew W. Berney, who acknowledged that they executed the above instrument.

Bridget E. Richards
Notary in and for Said State and County

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
BRIDGET E. RICHARDS
No: 96-4099-1
My Appointment Expires Sept. 5, 2000

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

ABOVE SPACE IS FOR OFFICE USE ONLY

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Popstar Communications, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

12. The Board of Directors is authorized, upon adoption of a resolution, to increase or decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change, without correspondingly increasing or decreasing the number of authorized shares of the same class or series, regardless of limitations or restrictions on the voting power of the affected class or series.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 31,815,430 shares (64%) *

4. Effective date of filing (optional): (must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

FILED #C10034-95
May 19, 1999
IN THE OFFICE OF SECRETARY OF STATE

Certificate of amendment of the Articles of incorporation
Of
Cherokee Leather, Inc.

David L. Christensen and Andrew W. Berney, certify that:

1. The original articles were filed with the office of the Secretary of State on June 19, 1995.
2. As of the date of the certificate, 5,800,000 shares of stock of the corporation have been issued.
3. Pursuant to shareholders meeting at which a majority voted in favor of the following amendment, the company hereby adopts the following amendment to the Articles of Incorporation of this Corporation

First: Name of Corporation
The name of the Corporation is POPstar Communications, Inc.

/s/Andrew W. Berney
Secretary/Director

/s/David L. Christensen
President/Director

State of Nevada
County of Clark

On May 17, 1999, personally appeared before me, a Notary Public, David L. Christensen and Andrew W. Berney, who acknowledged that they executed the above instrument.

/s/Bridget E. Richards
Bridget E. Richards
Notary in and for Said State and County

NOTARY PUBLIC
STATE OF NEVADA
County of Clark
BRIDGET E. RICHARDS
My Appointment Expires Sept. 5, 2000

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA
100 34-95
JUN 19 1995

C 73061
Bm

ARTICLES OF INCORPORATION

of

Cherokee Leather, Inc.

Know all men by these present;

That the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under and pursuant to the provisions of Nevada Revised Statutes 78.010. to Nevada Revised Statues 78.090 inclusive, as amended, and certify that;

1. The name of this corporation is:

   Cherokee Leather, Inc.

2. Offices for the transaction of any business of the Corporation, and where meetings of the Board of Directors and of Stockholders may be held, may be established and maintained in any part of the State of Nevada, or in any other state, territory, or possession of the United States.

3. The nature of the business is to engage in any lawful activity.

4. The Capital Stock shall consist of 50,000,000 shares of common stock, $0.001 par value.

5. The members of the governing board of the corporation shall be styled directors, of which there shall be no less than 1. The Directors of this corporation need not be stockholders. The first Board of Directors is: Raymond M. Girard, whose address is 1700 E. Desert Inn Rd., Suite 100, Las Vegas, NV 89109.

6. This corporation shall have perpetual existence.

7. The name and address of each of the incorporators signing these Articles of Incorporation are as follows: Raymond M. Girard, whose address is 1700 E. Desert Inn Road., Suite 100, Las Vegas, NV 89109.

8. This Corporation shall have a president, a secretary, a treasurer, and a resident agent, to be chosen by the Board of Directors, any person may hold two or more offices.

9. The resident agent of this Corporation shall be Raymond M. Girard, 1700 E. Desert Inn Road, Suite 100, Las Vegas, NV 89109.

10. The Capital Stock of the corporation, after the fixed consideration thereof has been paid or performed, shall not be subject to assessment, and the individual liable for the debts and liabilities of the Corporation, and the Articles of Incorporation shall never be amended as the aforesaid provisions.

11. No director or officer of the corporation shall be personally liable to the corporation of any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article of the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of officer of the Corporation for acts or omissions prior to such repeal or modification.

I, the undersigned, being the incorporator herein above named for the purpose of forming a corporation pursuant to the general corporation law of the State of Nevada, do make and file these Articles of Incorporation, hereby declaring and certifying that the facts within stated are true, and accordingly have hereunto set my hand this 16 day of [illegible], 1995

Raymond M. Girard
1700 E. Desert Inn Rd., Suite 100
Las Vegas, NV 89109

State of NEVADA)
)ss
County of CLARK)

On June 16, 1995, personally appeared before me, a notary public, personally known to me to be the person whose name is subscribed to the above instrument who acknowledged that he/she executed the instrument.

Signature

E. V. STAMERO
Notary Public – State of Nevada